[GRAPHIC OMITTED]Community Banks[GRAPHIC OMITTED]




       FOR IMMEDIATE RELEASE
       Date:        July 18, 2005
       Contact:     Donald F. Holt, EVP/CFO
       (717) 920-5801, Fax (717) 920-1683

                 COMMUNITY BANKS REPORTS SECOND QUARTER RESULTS

     Harrisburg,  PA- Community  Banks,  Inc.  ("Community")  (Listed on NASDAQ:
CMTY) today reported operating results for the second quarter and first half of 2005. The performance in the quarter ended June 30, 2005 represents the last interim operating results that will be reported prior to the merger of PennRock Financial Services Corp. (PennRock), which was consummated before the opening of business on July 1, 2005. PennRock was the parent company of Blue Ball National Bank, which is headquartered in Lancaster County, Pennsylvania and has over $1 billion in assets and 19 office locations, bringing Community's total assets to over $3 billion with nearly 70 offices in the third quarter. Beginning in the third quarter, the 19 offices of Blue Ball will operate as a division of Community Banks.

     In anticipation of the merger on July 1, 2005, Community recorded certain merger and conversion expenses as well as additional charges related to a balance sheet restructuring, the impact of which was included in second quarter 2005 results. These expenses and the balance sheet restructuring charges aggregated approximately $8 million on a pretax basis. These expenses had the effect of offsetting operating earnings in the second quarter and resulted in an aggregate net loss of $1.1 million for the quarter. As required under accounting rules for interim reporting, the net loss for the second quarter includes a tax benefit determined by using Community's estimated effective tax rate for 2005. Accordingly, certain tax benefits associated with the second quarter loss will be reflected in the third and fourth quarters of this year. Net income for the six months ended was $4.3 million and was also influenced by the impact of these items.

     "Our financial performance in the second quarter represented the culmination of a number of strategic initiatives," commented Eddie L. Dunklebarger, President and Chief Executive Officer. "These initiatives were designed to ensure that we are in the best position to leverage the operating performance and balance sheet strength of our combined franchise going forward."

     The single largest charge related to the expenses associated with the retirement of certain high-cost FHLB advances. This debt reduction strategy is expected to enhance net interest margin beginning in the third quarter of 2005. The pretax charge to prepay these borrowings aggregated nearly $6 million and was the most significant element of the total $8 million charge.

     "We expect to see measurable improvement in our combined core results, particularly in the area of net interest income," Dunklebarger added. "The timing of our merger with PennRock provided us with a unique opportunity to restructure our balance sheet and reduce our cost of funding in future periods."

     The remainder of the charges related to expenses more directly associated with the merger, including certain severance and retention bonuses for employees of Community who were displaced as a consequence of the consolidation of a number of administrative and operating functions. No office closings were required as a consequence of the merger and office locations of the combined franchise now include almost 70 locations throughout central Pennsylvania and into Maryland. The consolidation of back office functions will provide future efficiencies in operating expenses consistent with Community's original plan at the time the merger was announced.

     The metrics used to analyze Community's core performance are strong. Average loans for the second quarter of 2005 approached $1.3 billion, an 11% increase over the same period in 2004 while average deposits grew 5% to $1.4 billion. Asset quality continues to be a notable highlight, with annualized net charge-offs to loans dropping to 0.04% and nonperforming assets to period end loans remaining below 1%, at .54%.


     This press release contains "forward looking" information as defined by the Private Securities Litigation Reform Act of 1995, which is based on Community's current expectations, estimates and projections about future events and financial trends affecting the financial condition of its business. These statements are not historical facts or guarantees of future performance, events, or results. Such statements involve potential risks and uncertainties and, accordingly, actual performance results may differ materially. Community undertakes no obligation to publicly update or revise forward looking information, whether as a result of new, updated information, future events, or otherwise.


                                                         COMMUNITY BANKS, INC.

                                                    Selected Financial Information
                                             (Dollars in thousands, except per share data)

                                                                         Three Months Ended                Six Months Ended
                                                                              June 30,                         June 30,
                                                                       2005             2004             2005            2004
                                                                    -----------------------------     ----------------------------

Consolidated summary of operations:
      Interest income                                               $    27,390      $    24,882      $    53,573     $    48,862
      Interest expense                                                   12,481           10,678           23,974          21,219
                                                                    -------------    ------------     ------------    ------------
         Net interest income                                             14,909           14,204           29,599          27,643
      Provision for loan losses                                             750              750            1,300           1,600
                                                                    -------------    ------------     ------------    ------------
         Net interest income after provision for loan losses             14,159           13,454           28,299          26,043
                                                                    -------------    ------------     ------------    ------------

      Non-interest income:
      Investment management and trust services                              531              409              945             676
      Service charges on deposit accounts                                 2,028            1,707            3,821           3,112
      Other service charges, commissions, and fees                          934              775            1,944           1,677
      Investment security gains                                             167              844              218           2,176
      Insurance premium income and commissions                              880            1,025            1,782           1,679
      Mortgage banking activities                                           548              828            1,063           1,455
      Earnings on investment in life insurance                              355              412              754             777
      Other                                                                 155              156              281             227
                                                                    -------------    ------------     ------------    ------------
          Total non-interest income                                       5,598            6,156           10,808          11,779
                                                                    -------------    ------------     ------------    ------------

      Non-interest expenses:
      Salaries and employee benefits                                      7,436            7,041           14,729          13,876
      Net occupancy                                                       2,276            2,072            4,501           4,178
      Merger, conversion and restructuring expenses                       7,957              ---            7,957             ---
      Marketing expense                                                     466              869              911           1,289
      Telecommunications expense                                            257              344              561             661
      Other                                                               2,754            2,636            5,146           4,841
                                                                    -------------    ------------     ------------    ------------
          Total non-interest expenses                                    21,146           12,962           33,805          24,845
                                                                    -------------    ------------     ------------    ------------
          Income (loss) before income taxes                              (1,389)           6,648            5,302          12,977
      Income taxes                                                         (250)           1,211              954           2,365
                                                                    -------------    ------------     ------------    ------------

         Net income (loss)                                          $    (1,139)     $     5,437      $     4,348     $    10,612
                                                                    =============    ============     ============    ============

      Net loan charge-offs                                          $       121      $       318      $       338     $       484
      Net interest margin (FTE)                                           3.46%            3.44%            3.51%           3.42%
      Efficiency ratio 1]                                                58.22%           61.55%           58.49%          61.38%
      Return on average assets                                          (0.22)%            1.11%            0.44%           1.11%
      Return on average stockholders' equity                            (2.97)%           15.37%            5.73%          14.74%
      Return on average realized equity 2]                              (2.96)%           15.54%            5.79%          15.26%

Consolidated per share data: 3]

      Basic earnings (loss) per share                               $    (0.09)      $      0.45      $      0.35     $     0.87
                                                                    =============    ============     ============    ============

      Diluted earnings (loss) per share                             $    (0.09)      $      0.43      $      0.35     $     0.84
                                                                    =============    ============     ============    ============

      Book value at end of period                                   $     12.41      $     11.15      $     12.41     $    11.15
                                                                    =============    ============     ============    ============

      Realized book value at end of period 2]                       $     12.28      $     11.61      $     12.28     $    11.61
                                                                    =============    ============     ============    ============

                                                         COMMUNITY BANKS, INC.

                                                    Selected Financial Information
                                             (Dollars in thousands, except per share data)


Consolidated balance sheet data:

                                                              Three Months Ended                         Six Months Ended
                                                                   June 30,                                  June 30,
                                                           2005                2004                  2005                2004
                                                     -------------------------------------    -------------------------------------

Average total loans                                  $      1,265,479    $       1,138,284     $      1,248,451      $    1,119,358
Average earning assets                                      1,928,834            1,854,485            1,899,498           1,818,919
Average assets                                              2,041,618            1,961,874            2,007,704           1,929,327
Average deposits                                            1,382,503            1,323,350            1,351,503           1,282,972
Average stockholders' equity                                  153,894              142,327              152,996             144,818
Average diluted shares outstanding (3)]                    12,609,000           12,587,000           12,587,000          12,619,000

                                                                                                                       6/30/2005
                                                                                                                          vs.
                                                         June 30,          December 31,            June 30,            6/30/2004
                                                           2005                2004                  2004              % Change
                                                    -----------------   ------------------    -----------------    ----------------

Assets                                               $      1,982,732    $     1,954,799       $    1,961,061               1%
Total loans                                                 1,284,688          1,215,951            1,161,368              11%
Deposits                                                    1,382,866          1,305,537            1,297,370               7%
Stockholders' equity 2]                                       152,023            149,130              141,742               7%
Accumulated other comprehensive income (loss)                   1,559              3,211               (5,607)             NR 4]
Diluted shares outstanding 3]                              12,624,000         12,549,000           12,558,000               1%


Non-accrual loans                                    $          6,896    $         5,428       $        6,244              10%
Foreclosed real estate                                          2,444              2,094                1,788              37%
                                                     -----------------   ------------------    -----------------    ----------------
     Total non-performing assets                                9,340              7,522                8,032              16%
Accruing loans 90 days past due                                   ---                ---                   32            (100)%
                                                     -----------------   ------------------    -----------------    ----------------

     Total risk elements                             $          9,340    $         7,522       $        8,064              16%
                                                     =================   ==================    =================    ================

Allowance for loan losses                            $         15,383    $        14,421       $       14,294               8%

Asset quality ratios:

Allowance for loan losses to total loans
     outstanding                                                1.20%              1.19%                1.23%
Allowance for loan losses to non-accrual loans                   223%               266%                 229%
Non-accrual loans to total loans outstanding                    0.54%              0.45%                0.54%
Non-performing assets to total assets                           0.47%              0.38%                0.41%

1] The efficiency ratio does not include nonrecurring income or expense 2] Excludes accumulated other comprehensive income (loss)
3] Per share data reflects stock splits and stock dividends
4] Not relevant

                                                COMMUNITY BANKS, INC. & SUBSIDIARIES
                                                   Fiscal Insight - JUNE 30, 2005
                                                   ------------------------------


                                                             KEY RATIOS
                                                             ----------

                                                              2005                                       2004
------------------------------------------------    --------------------------  ----------------------------------------------------
                                                     Second       First           Fourth        Third        Second
                                                     Quarter     Quarter          Quarter      Quarter       Quarter       Annual
------------------------------------------------    --------------------------  ----------------------------------------------------
Earnings (loss) per share - basic (1)               $  (0.09)   $     0.45      $     0.45    $    0.46    $    0.45     $   1.78
Earnings (loss) per share - diluted (1)             $  (0.09)   $     0.44      $     0.44    $    0.45    $    0.43     $   1.73
Return on average assets                               (0.22)%        1.12%           1.13%        1.15%        1.11%        1.12%
Return on average equity                               (2.97)%       14.23%          14.54%       15.84%       15.37%       14.96%
Return on average realized equity (2)                  (2.96)%       14.53%          14.99%       15.70%       15.54%       15.30%

Net interest margin                                     3.46%         3.55%           3.51%        3.43%        3.44%        3.44%
Non-interest income/revenues
  (FTE excluding security gains)                       24.60%        23.95%          24.33%       27.07%       25.11%       24.74%
Provision for loan losses/average loans
  (annualized)                                          0.24%         0.18%           0.25%        0.25%        0.27%        0.27%
Efficiency ratio (3)                                   58.22%        58.76%          58.96%       59.29%       61.55%       60.22%

Non-performing assets to period-end loans               0.73%         0.62%           0.62%        0.69%        0.69%
90 day past due loans to period-end loans               0.00%         0.00%           0.00%        0.00%        0.00%
                                                    --------------------------  --------------------------------------
Total risk elements to period-end loans                 0.73%         0.62%           0.62%        0.69%        0.69%
                                                    ==========================  ======================================

Allowance for loan losses to loans                      1.20%         1.18%           1.19%        1.21%        1.23%        1.19%
Allowance for loan losses to
        non-accrual loans                                223%          254%            266%         241%         229%         266%
Net charge-offs/average loans (annualized)              0.04%         0.07%           0.25%        0.21%        0.11%        0.16%

Equity to assets                                        7.75%         7.54%           7.79%        7.64%        6.94%        7.79%

 (1) Per share data reflect stock splits and stock dividends
 (2) Excludes accumulated other comprehensive income (loss) items
 (3) The efficiency ratio does not include nonrecurring income or expense

                                            COMMUNITY BANKS, INC. & SUBSIDIARIES
                                               Fiscal Insight - JUNE 30, 2005
                                               ------------------------------


                                                   PER SHARE STATISTICS *
                                                   ----------------------

Diluted Earnings (Loss) per Share
------------------------------------------------------------------------------------------------------------------------------
                                                    Fourth          Third           Second          First
                                                    Quarter        Quarter         Quarter         Quarter         Total
------------------------------------------------------------------------------------------------------------------------------

2005                                                                            $      (0.09)   $        0.44   $      0.35
2004                                             $        0.44   $      0.45    $       0.43    $        0.41   $      1.73
2003                                             $        0.41   $      0.41    $       0.40    $        0.41   $      1.63
------------------------------------------------------------------------------------------------------------------------------

Average Diluted Shares Outstanding
------------------------------------------------------------------------------------------------------------------------------
   (in thousands)                                   Fourth          Third           Second          First       Average for
                                                    Quarter        Quarter          Quarter        Quarter          Year
------------------------------------------------------------------------------------------------------------------------------
2005                                                                                  12,609           12,564        12,587
2004                                                    12,553        12,508          12,587           12,653        12,575
2003                                                    12,623        12,501          12,433           12,375        12,497
------------------------------------------------------------------------------------------------------------------------------

Book Value per Share
--------------------------------------------------------------------------------------------------------------
                                                    Fourth          Third          Second          First
                                                    Quarter        Quarter         Quarter         Quarter
--------------------------------------------------------------------------------------------------------------
2005                                                                            $      12.41    $       12.33
2004                                             $       12.45  $       12.26   $      11.15    $       12.27
2003                                             $       11.73  $       11.25   $      11.73    $       10.83
--------------------------------------------------------------------------------------------------------------

Realized Book Value per Share (excludes accumulated other comprehensive income items)
--------------------------------------------------------------------------------------------------------------
                                                    Fourth          Third           Second          First
                                                    Quarter        Quarter         Quarter         Quarter
--------------------------------------------------------------------------------------------------------------
2005                                                                            $      12.28    $       12.52
2004                                             $       12.19  $       11.85   $      11.61    $       11.40
2003                                             $       11.19  $       10.89   $      10.60    $       10.33
--------------------------------------------------------------------------------------------------------------

 * Per share data reflect stock splits and stock dividends

                                                COMMUNITY BANKS, INC. & SUBSIDIARIES
                                                   Fiscal Insight - JUNE 30, 2005
                                                   ------------------------------



                                                       QUARTER END INFORMATION
                                                       -----------------------

(dollars in thousands)                                         2005                                        2004
-----------------------------------------------    ------------------------------   -----------------------------------------------
                                                       Second          First            Fourth           Third           Second
                                                      Quarter         Quarter          Quarter          Quarter          Quarter
-----------------------------------------------    ------------------------------   -----------------------------------------------

Loans, net                                         $  1,269,305    $  1,231,150     $    1,201,530  $    1,173,844   $    1,147,074
Earning assets                                        1,863,027       1,895,648          1,838,116       1,844,154        1,843,262
Goodwill and identifiable intangible assets               4,964           5,008              5,051           5,036            4,976
Total assets                                          1,982,732       2,012,653          1,954,799       1,955,811        1,961,061
Deposits                                              1,382,866       1,348,250          1,305,537       1,320,476        1,297,370
Long-term debt                                          356,210         427,942            404,662         406,370          373,066
Subordinated debt                                        30,928          30,928             30,928          30,928           30,928
Total shareholder's equity                              153,582         151,758            152,341         149,419          136,135
Accumulated other comprehensive income
   (loss) (net of tax)                                    1,559          (2,350)             3,211           5,050           (5,607)


                                                 COMMUNITY BANKS, INC. & SUBSIDIARIES
                                                    Fiscal Insight - JUNE 30, 2005
                                                    ------------------------------

                                   CONDENSED CONSOLIDATED QUARTERLY AVERAGE STATEMENTS OF CONDITION
                                   ----------------------------------------------------------------

(dollars in thousands)                                           2005                                        2004
--------------------------------------------    --------------------------------    ------------------------------------------------
                                                    Second           First              Fourth           Third           Second
                                                    Quarter         Quarter             Quarter         Quarter          Quarter
--------------------------------------------    --------------------------------    ------------------------------------------------
Assets
Earning Assets:
Loans                                           $    1,265,479   $    1,231,192     $  1,201,454    $   1,175,562    $   1,138,284
Federal funds sold and other                            80,109           25,788           17,223            6,504           14,297
Taxable investment securities                          368,637          401,038          415,262          453,905          493,150
Tax-exempt investment securities                       214,609          212,036          210,736          209,248          208,754
--------------------------------------------    --------------------------------    ------------------------------------------------
Total earning assets                                 1,928,834        1,870,054        1,844,675        1,845,219        1,854,485

Cash and due from banks                                 36,964           37,994           40,689           38,144           34,366
Allowance for loan losses                              (15,189)         (14,533)         (14,551)         (14,418)         (14,172)
Goodwill and other identifiable intangibles              4,988            5,029            5,015            4,975            4,844
Premises, equipment and other assets                    86,021           84,575           81,412           84,015           82,351
--------------------------------------------    --------------------------------    ------------------------------------------------
Total assets                                    $    2,041,618   $    1,983,119     $  1,957,240    $   1,957,935    $   1,961,874
--------------------------------------------    ================================    ================================================

Liabilities and equity
Interest-bearing liabilities:
Deposits
     Savings and NOW accounts                   $      526,821   $      501,945     $    494,275    $     515,917    $     516,409
     Time                                              537,585          528,686          514,560          513,241          510,783
     Time deposits greater than $100,000               128,052          113,081          107,250          101,782          119,054
Short-term borrowings                                   36,687           31,106           48,926           59,464           83,333
Long-term debt                                         424,105          425,318          405,615          399,085          367,757
Subordinated debt                                       30,928           30,928           30,928           30,928           30,928
--------------------------------------------    --------------------------------    ------------------------------------------------
Total interest-bearing liabilities                   1,684,178        1,631,064        1,601,554        1,620,417        1,628,264

Noninterest-bearing deposits                           190,045          183,048          188,505          182,434          177,104
Other liabilities                                       13,501           12,612           15,624           13,276           14,179
--------------------------------------------    --------------------------------    ------------------------------------------------
Total liabilities                                    1,887,724        1,826,724        1,805,683        1,816,127        1,819,547
--------------------------------------------    --------------------------------    ------------------------------------------------
Stockholders' equity                                   153,894          156,395          151,557          141,808          142,327
--------------------------------------------    --------------------------------    ------------------------------------------------
Total liabilities and stockholders' equity      $    2,041,618   $    1,983,119     $  1,957,240    $   1,957,935    $   1,961,874
--------------------------------------------    ================================    ================================================

                                                  CHANGE IN AVERAGE BALANCES*

                                                             2005                                        2004
--------------------------------------------    --------------------------------    ------------------------------------------------
                                                     Second           First             Fourth           Third           Second
                                                     Quarter         Quarter            Quarter         Quarter          Quarter
--------------------------------------------    --------------------------------    ------------------------------------------------
Loans                                                 11.2%            11.9%              12.5%           14.5%            16.2%
Total assets                                           4.1%             4.6%               7.3%            7.8%            10.2%
Deposits                                               4.5%             6.8%               7.4%            9.7%            13.1%
Shareholders' equity                                   8.1%             6.2%               8.9%            3.8%             4.3%
--------------------------------------------    --------------------------------    ------------------------------------------------

* Compares the current quarter to the comparable quarter  of the prior year

                                             COMMUNITY BANKS, INC. & SUBSIDIARIES
                                                Fiscal Insight - JUNE 30, 2005
                                                ------------------------------



                                      CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)
                                      --------------------------------------------------

(dollars in thousands)                                 2005                                        2004
----------------------------------------   -----------------------------    ----------------------------------------------------
                                               Second         First           Fourth        Third        Second
                                              Quarter        Quarter          Quarter      Quarter       Quarter      Annual
----------------------------------------   -----------------------------    ----------------------------------------------------
Interest income                            $     27,390    $     26,183     $    25,710  $    25,227   $    24,882  $    99,799
Tax equivalent adjustment                         1,741           1,689           1,664        1,613         1,639        6,539
----------------------------------------   -----------------------------    ----------------------------------------------------

                                                 29,131          27,872          27,374       26,840        26,521      106,338
Interest expense                                 12,481          11,493          11,089       10,934        10,678       43,242
----------------------------------------   -----------------------------    ----------------------------------------------------

Net interest income                              16,650          16,379          16,285       15,906        15,843       63,096
Provision for loan losses                           750             550             750          750           750        3,100
----------------------------------------   -----------------------------    ----------------------------------------------------

Net interest income after provision              15,900          15,829          15,535       15,156        15,093       59,996
Non-interest income                               4,883           4,644           4,584        5,346         4,484       18,078
Investment security gains income                    167              51             186          108           844        2,470
Mortgage banking activities income                  548             515             652          558           828        2,665
Non-interest expenses                            13,189          12,659          12,618       12,530        12,962       49,993
Merger, conversion and restructuring
expenses                                          7,957             ---             ---          ---           ---          ---
----------------------------------------   -----------------------------    ----------------------------------------------------

Income before income taxes                          352           8,380           8,339        8,638         8,287       33,216
Income taxes                                       (250)          1,204           1,135        1,379         1,211        4,879
Tax equivalent adjustment                         1,741           1,689           1,664        1,613         1,639        6,539
----------------------------------------   -----------------------------    ----------------------------------------------------

NET INCOME (LOSS)                          $     (1,139)   $      5,487     $     5,540  $     5,646   $     5,437  $    21,798
----------------------------------------   =============================    ====================================================

Tax effect of security transactions        $         58    $         18     $        65  $        38   $       295  $       865
----------------------------------------   -----------------------------    ----------------------------------------------------

                                                COMMUNITY BANKS, INC. & SUBSIDIARIES
                                                   Fiscal Insight - JUNE 30, 2005
                                                   ------------------------------



                                                  ANALYSIS OF NON-INTEREST INCOME
                                                  -------------------------------

(dollars in thousands)                                        2005                                       2004
------------------------------------------------    --------------------------    --------------------------------------------------
                                                      Second        First           Fourth        Third       Second
                                                      Quarter      Quarter          Quarter      Quarter      Quarter      Annual
------------------------------------------------    --------------------------    --------------------------------------------------

Investment management and trust services            $       531  $       414      $       391  $       443  $       409  $     1,510
Service charges on deposit accounts                       2,028        1,793            2,012        1,996        1,707        7,120
Other service charges, commissions and fees                 934        1,010              792          888          775        3,357
Insurance premium income and commissions                    880          902              873          708        1,025        3,260
Earnings on investment in life insurance                    355          399              383          433          412        1,593
Other income                                                155          126              133          878          156        1,238
------------------------------------------------    --------------------------    --------------------------------------------------

Total non-interest income                           $     4,883   $    4,644      $     4,584  $     5,346  $     4,484  $    18,078
------------------------------------------------    ==========================    ==================================================





                                                 ANALYSIS OF NON-INTEREST EXPENSES
                                                 ---------------------------------

(dollars in thousands)                                        2005                                       2004
------------------------------------------------    --------------------------    --------------------------------------------------
                                                      Second        First           Fourth        Third       Second
                                                      Quarter      Quarter          Quarter      Quarter      Quarter      Annual
------------------------------------------------    --------------------------    --------------------------------------------------

Salaries and employee benefits                      $     7,436  $     7,293      $     7,486  $     6,975  $     7,041  $    28,337
Net occupancy expense                                     2,276        2,225            2,070        2,039        2,072        8,287
Marketing expense                                           466          445              425          611          869        2,325
Telecommunications expense                                  257          304              306          318          344        1,285
Other operating expenses                                  2,754        2,392            2,331        2,587        2,636        9,759
------------------------------------------------    --------------------------    --------------------------------------------------

Total non-interest expenses                         $    13,189  $    12,659      $    12,618  $    12,530  $    12,962  $    49,993
------------------------------------------------    ==========================    ==================================================

                                               COMMUNITY BANKS, INC. & SUBSIDIARIES
                                                  Fiscal Insight - JUNE 30, 2005
                                                  ------------------------------


                                                      RISK ELEMENTS ANALYSIS
                                                      ----------------------

(dollars in thousands)                                        2005                                       2004
-----------------------------------------------    ----------------------------    -----------------------------------------------
                                                      Second         First             Fourth           Third          Second
                                                      Quarter       Quarter            Quarter         Quarter         Quarter
-----------------------------------------------    ----------------------------    -----------------------------------------------

Non-performing assets:
     Non-accrual loans                             $     6,896    $     5,807        $     5,428     $    5,990     $     6,244
     Troubled debt restructurings                          ---            ---                ---            ---             ---
     Foreclosed real estate                              2,444          1,935              2,094          2,203           1,788
-----------------------------------------------    ----------------------------    -----------------------------------------------

Total non-performing assets                              9,340          7,742              7,522          8,193           8,032
Accruing loans 90 days or more past due                    ---            ---                ---             16              32
-----------------------------------------------    ----------------------------    -----------------------------------------------

Total risk elements                                $     9,340    $     7,742        $     7,522     $    8,209     $     8,064
-----------------------------------------------    ============================    ===============================================




Non-performing assets to period-end loans                0.73%          0.62%              0.62%           0.69%          0.69%
-----------------------------------------------    ----------------------------    -----------------------------------------------

90 day past due loans to period-end loans                0.00%          0.00%              0.00%           0.00%          0.00%
-----------------------------------------------    ----------------------------    -----------------------------------------------

Total risk elements to period-end loans                  0.73%          0.62%              0.62%           0.69%          0.69%
-----------------------------------------------    ----------------------------    -----------------------------------------------

                                               COMMUNITY BANKS, INC. & SUBSIDIARIES
                                                  Fiscal Insight - JUNE 30, 2005
                                                  ------------------------------


                                                    ALLOWANCE FOR LOAN LOSSES
                                                    -------------------------

(dollars in thousands)                                         2005                                      2004
-----------------------------------------------    ------------------------------    ----------------------------------------------
                                                      Second          First              Fourth          Third          Second
                                                      Quarter        Quarter            Quarter         Quarter        Quarter
-----------------------------------------------    ------------------------------    ----------------------------------------------

Balance at beginning of period                     $    14,754    $    14,421        $    14,436     $    14,294    $    13,862
Loans charged off                                         (439)          (460)              (922)           (786)          (752)
Recoveries                                                 318            243                157             178            434
-----------------------------------------------    ------------------------------    ----------------------------------------------

Net loans charged off                                     (121)          (217)              (765)           (608)          (318)
-----------------------------------------------    ------------------------------    ----------------------------------------------

Provision for loan losses                                  750            550                750             750            750
-----------------------------------------------    ------------------------------    ----------------------------------------------

Balance at end of period                           $    15,383    $    14,754        $    14,421     $    14,436    $    14,294
-----------------------------------------------    ==============================    ==============================================



Net loans charged-off to average loans*                  0.04%          0.07%              0.25%           0.21%          0.11%
-----------------------------------------------    ------------------------------    ----------------------------------------------

Provision for loan losses to average loans*              0.24%          0.18%              0.25%           0.25%          0.27%
-----------------------------------------------    ------------------------------    ----------------------------------------------

Allowance for loan losses to loans                       1.20%          1.18%              1.19%           1.21%          1.23%
-----------------------------------------------    ------------------------------    ----------------------------------------------

*Annualized


                                               COMMUNITY BANKS, INC. & SUBSIDIARIES
                                                  Fiscal Insight - JUNE 30, 2005
                                                  ------------------------------


                                                           OTHER RATIOS
                                                           ------------

                                                                   2005                                   2004
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Second           First           Fourth          Third          Second
                                                          Quarter         Quarter          Quarter        Quarter         Quarter
-----------------------------------------------------------------------------------------------------------------------------------

Investment portfolio - fair value to amortized cost         101.1%         100.0%           101.4%         101.7%          99.2%
Dividend payout ratio                                          NR*          38.1%            37.5%          36.7%          38.2%
Net loans to deposits ratio, average                         90.4%          91.7%            91.0%          88.4%          84.9%

-----------------------------------------------------------------------------------------------------------------------------------


                                             MARKET PRICE AND DIVIDENDS DECLARED **
                                             --------------------------------------

               ----------------------------------------------------------------------------------------------------

                                                                        Closing Bid Price Range        Dividends
                                                                    --------------------------------
                                 Year / Quarter                          High             Low          Declared
               ----------------------------------------------------------------------------------------------------

                                      2005
               ----------------------------------------------------------------------------------------------------
                                      First                         $      28.51    $      23.70     $    0.1700
                                     Second                         $      26.50    $      23.04     $    0.1900
                                      Third                                                                  ---
                                     Fourth                                                                  ---
               ----------------------------------------------------------------------------------------------------
                                                                                                     $    0.3600
               --------------------------------------------------------------------------------------==============


                                      2004
               ----------------------------------------------------------------------------------------------------
                                      First                         $      34.52    $      28.41     $    0.1619
                                     Second                         $      31.58    $      27.02     $    0.1700
                                      Third                         $      29.73    $      25.35     $    0.1700
                                     Fourth                         $      31.47    $      28.77     $    0.1700
               ----------------------------------------------------------------------------------------------------
                                                                                                     $    0.6719
               --------------------------------------------------------------------------------------==============


                                      2003
               ----------------------------------------------------------------------------------------------------
                                      First                         $      22.51    $      20.79     $    0.1512
                                     Second                         $      23.81    $      22.11     $    0.1586
                                      Third                         $      26.59    $      23.69     $    0.1586
                                     Fourth                         $      32.14    $      26.67     $    0.1586
               ----------------------------------------------------------------------------------------------------
                                                                                                     $    0.6270
               --------------------------------------------------------------------------------------==============

               * Not relevant
               ** Per share data reflect stock splits and dividends

                                                COMMUNITY BANKS, INC. & SUBSIDIARIES
                                                   Fiscal Insight - JUNE 30, 2005
                                                   ------------------------------


                                                NET INTEREST MARGIN - YEAR-TO-DATE
                                                ----------------------------------

(dollars in thousands)                                      June 30, 2005                                June 30, 2004
------------------------------------------    ------------------------------------------    ----------------------------------------
                                                              FTE Interest   Average                      FTE Interest     Average
                                                 Average        Income/        Rate            Average       Income/        Rate
                                                 Balance        Expense     Earned/Paid        Balance       Expense     Earned/Paid
------------------------------------------    ------------------------------------------    ----------------------------------------
Federal funds sold and interest-bearing       $     51,157    $       734       2.89%       $      9,179   $         39      0.85%
  deposits in banks
Investment securities                              598,051         16,589       5.59%            686,825         17,966      5.26%
Loans - commercial                                 429,149         13,444       6.32%            398,176         11,098      5.61%
      - commercial real estate                     366,943         11,481       6.31%            292,703          8,783      6.03%
      - residential real estate                     90,247          2,971       6.64%             96,397          3,249      6.78%
      - consumer                                   363,951         11,784       6.53%            335,639         10,989      6.58%
------------------------------------------    ------------------------------------------    ----------------------------------------

Total earning assets                          $  1,899,498    $    57,003       6.05%       $  1,818,919   $     52,124      5.76%
------------------------------------------    ------------------------------------------    ----------------------------------------

Deposits - savings and NOW accounts           $    514,316    $     3,033       1.19%       $    486,839   $      2,016      0.83%
         -  time                                   653,761          9,928       3.06%            625,433          9,117      2.93%
Short-term borrowings                               33,958            357       2.12%             67,677            322      0.96%
Long-term debt                                     455,570          9,702       4.29%            388,952          9,009      4.66%
Subordinated debt                                   30,928            954       6.22%             30,928            755      4.91%
------------------------------------------    ------------------------------------------    ----------------------------------------

Total interest-bearing liabilities            $  1,688,533    $    23,974       2.86%       $  1,599,829   $     21,219      2.67%
------------------------------------------    ------------------------------------------    ----------------------------------------

Interest income to earning assets                                               6.05%                                        5.76%
Interest expense to paying liabilities                                          2.86%                                        2.67%
------------------------------------------    ------------------------------------------    ----------------------------------------

Interest spread                                                                 3.19%                                        3.09%
Impact of noninterest funds                                                     0.32%                                        0.33%
------------------------------------------    ------------------------------------------    ----------------------------------------

Net interest margin                                           $    33,029       3.51%                      $     30,905      3.42%
------------------------------------------    ----------------==========================    ---------------=========================


                                                COMMUNITY BANKS, INC. & SUBSIDIARIES
                                                   Fiscal Insight - JUNE 30, 2005
                                                   ------------------------------


                                               NET INTEREST MARGIN - QUARTER-TO-DATE
                                               -------------------------------------

(dollars in thousands)                                      June 30, 2005                                June 30, 2004
------------------------------------------    ------------------------------------------    ----------------------------------------
                                                              FTE Interest   Average                      FTE Interest     Average
                                                 Average        Income/        Rate            Average       Income/        Rate
                                                 Balance        Expense     Earned/Paid        Balance       Expense     Earned/Paid
------------------------------------------    ------------------------------------------    ----------------------------------------
Federal funds sold and interest-bearing       $     78,196   $        583       2.99%       $     11,960   $         26      0.87%
  deposits in banks
Investment securities                              583,246          8,235       5.66%            701,904          9,268      5.31%
Loans - commercial                                 438,396          6,968       6.38%            402,566          5,516      5.51%
      - commercial real estate                     371,725          5,888       6.35%            302,104          4,574      6.09%
      - residential real estate                     89,164          1,470       6.61%             95,009          1,574      6.66%
      - consumer                                   368,107          5,987       6.52%            340,942          5,563      6.56%
------------------------------------------    ------------------------------------------    ----------------------------------------

Total earning assets                          $  1,928,834   $     29,131       6.06%       $  1,854,485   $     26,521      5.75%
------------------------------------------    ------------------------------------------    ----------------------------------------

Deposits - savings and NOW accounts           $    526,821   $      1,720       1.31%       $    516,409   $      1,127      0.88%
         -  time                                   665,637          5,181       3.12%            629,837          4,548      2.90%
Short-term borrowings                               36,687            200       2.19%             83,333            198      0.96%
Long-term debt                                     424,105          4,885       4.62%            367,757          4,428      4.84%
Subordinated debt                                   30,928            495       6.42%             30,928            377      4.90%
------------------------------------------    ------------------------------------------    ----------------------------------------

Total interest-bearing liabilities            $  1,684,178   $     12,481       2.97%       $  1,628,264   $     10,678      2.64%
------------------------------------------    ------------------------------------------    ----------------------------------------

Interest income to earning assets                                               6.06%                                        5.75%
Interest expense to paying liabilities                                          2.97%                                        2.64%
------------------------------------------    ------------------------------------------    ----------------------------------------

Interest spread                                                                 3.09%                                        3.11%
Impact of noninterest funds                                                     0.37%                                        0.33%
------------------------------------------    ------------------------------------------    ----------------------------------------

Net interest margin                                          $     16,650       3.46%                      $     15,843      3.44%
------------------------------------------    ---------------===========================    ---------------=========================


                                                COMMUNITY BANKS, INC. & SUBSIDIARIES
                                                   Fiscal Insight - JUNE 30, 2005
                                                   ------------------------------


                                               NET INTEREST MARGIN - QUARTER-TO-DATE
                                               -------------------------------------

(dollars in thousands)                                      June 30, 2005                                June 30, 2004
------------------------------------------    ------------------------------------------    ----------------------------------------
                                                              FTE Interest   Average                      FTE Interest     Average
                                                 Average        Income/        Rate            Average       Income/        Rate
                                                 Balance        Expense     Earned/Paid        Balance       Expense     Earned/Paid
------------------------------------------    ------------------------------------------    ----------------------------------------
Federal funds sold and interest-bearing       $     78,196   $        583       2.99%       $     24,022   $       151       2.55%
  deposits in banks
Investment securities                              583,246          8,235       5.66%            613,074          8,354      5.53%
Loans - commercial                                 438,396          6,968       6.38%            419,713          6,476      6.26%
      - commercial real estate                     371,725          5,888       6.35%            362,149          5,593      6.26%
      - residential real estate                     89,164          1,470       6.61%             91,326          1,501      6.67%
      - consumer                                   368,107          5,987       6.52%            359,770          5,797      6.53%
------------------------------------------    ------------------------------------------    ----------------------------------------

Total earning assets                          $  1,928,834   $     29,131       6.06%       $  1,870,054   $     27,872      6.04%
------------------------------------------    ------------------------------------------    ----------------------------------------

Deposits - savings and NOW accounts           $    526,821   $      1,720       1.31%       $    501,945   $      1,313      1.06%
         -  time                                   665,637          5,181       3.12%            641,767          4,747      3.00%
Short-term borrowings                               36,687            200       2.19%             31,106            157      2.05%
Long-term debt                                     424,105          4,885       4.62%            425,318          4,817      4.59%
Subordinated debt                                   30,928            495       6.42%             30,928            459      6.02%
------------------------------------------    ------------------------------------------    ----------------------------------------

Total interest-bearing liabilities            $  1,684,178   $     12,481       2.97%       $  1,631,064         11,493      2.86%
------------------------------------------    ------------------------------------------    ----------------------------------------

Interest income to earning assets                                               6.06%                                        6.04%
Interest expense to paying liabilities                                          2.97%                                        2.86%
------------------------------------------    ------------------------------------------    ----------------------------------------

Interest spread                                                                 3.09%                                        3.18%
Impact of noninterest funds                                                     0.37%                                        0.37%
------------------------------------------    ------------------------------------------    ----------------------------------------

Net interest margin                                          $     16,650       3.46%                      $     16,379      3.55%
------------------------------------------    ---------------===========================    ---------------=========================

                                                COMMUNITY BANKS, INC. & SUBSIDIARIES
                                                   Fiscal Insight - JUNE 30, 2005
                                                   ------------------------------


                                                 PERIOD-END LOAN PORTFOLIO ANALYSIS
                                                 ----------------------------------

(dollars in thousands)                                       2005                                         2004
--------------------------------------------      -----------------------------     ------------------------------------------------
                                                     Second          First              Fourth           Third           Second
                                                    Quarter         Quarter             Quarter         Quarter          Quarter
--------------------------------------------      -----------------------------     ------------------------------------------------

Commercial:
     Commercial                                   $    392,101    $    378,986       $    359,112     $    384,464    $    378,588
     Obligations of political subdivisions              54,241          54,327             49,993           40,226          37,801
--------------------------------------------      -----------------------------     ------------------------------------------------

 Total commercial                                      446,342         433,313            409,105          424,690         416,389
--------------------------------------------      -----------------------------     ------------------------------------------------


Commercial real estate:
     Commercial mortgages                         $    374,202    $    363,246       $    356,871     $    312,327    $    303,031
--------------------------------------------      -----------------------------     ------------------------------------------------


Residential real estate:
     Residential mortgages                        $     81,115    $     84,469       $     83,979     $     82,546    $     84,260
     Construction                                        5,846           6,190              8,703           13,378          10,929
--------------------------------------------      -----------------------------     ------------------------------------------------

 Total residential real estate                          86,961          90,659             92,682           95,924          95,189
--------------------------------------------      -----------------------------     ------------------------------------------------



Consumer:
     Home equity loans                            $    229,946    $    224,608       $    224,494     $    225,319    $    216,384
     Home equity lines of credit                        56,603          54,309             53,921           49,380          45,324
     Indirect  consumer loans                           57,931          53,847             52,808           55,207          55,252
     Other consumer loans                               32,703          25,922             26,070           25,433          29,799
--------------------------------------------      -----------------------------     ------------------------------------------------

 Total consumer                                        377,183         358,686            357,293          355,339         346,759
--------------------------------------------      -----------------------------     ------------------------------------------------




Total loans                                       $  1,284,688    $  1,245,904       $  1,215,951     $  1,188,280    $  1,161,368
--------------------------------------------      =============================     ================================================